UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2022

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E
Wall, NJ 07719
(Address of principal executive offices)

(732) 359-1100
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on February 2, 2022, BIO-key International, Inc. (the “Company”, “we” or “us”) entered into a Stock Purchase Agreement (as amended to date, the “Purchase Agreement”) with Alex Rocha (the “Seller”), and Swivel Secure Europe, SA, a company organized under the laws of Spain (“SSE”). On March 4, 2022, the parties to the Purchase Agreement entered into Amendment No. 1 to Stock Purchase Agreement (the “Amendment”). The Amendment revised certain defined terms in the Purchase Agreement which had the effect of reducing the target closing date working capital of SSE, requiring the Seller to cause SSE to enter into a revised agreement to service the Swivel Secure product line, and including services revenue in determining SSE revenue for purpose of the potential earn-out payment.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The information provided under Item 2.01 describing the completion of the purchase of 100%  of the issued and outstanding capital stock of SSE is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 8, 2022, the Company completed the acquisition of 100% of the issued and outstanding capital stock of SSE from the Seller pursuant to the terms of the Purchase Agreement. SSE is a Madrid, Spain based provider of identity and access management solutions provider and exclusive distributer of AuthControl® Sentry, AuthControl Enterprise and AuthControl MSP product line in Europe, Middle East, and Africa, excluding the United Kingdom. The aggregate purchase price consisted of a base purchase price of $1.75 million, subject to closing adjustments based on closing date working capital, indebtedness and unpaid transaction expenses, and an earn-out of $500,000.

At the closing, the Company made a cash payment of $1.27 million and issued 269,060 shares of common stock, $.0001 par value per share, of the Company to the Seller of which 89,687 shares were held back by the Company to secure certain of the Seller’s indemnification obligations under the Purchase Agreement. The earn-out is payable based on Swivel Secure generating $3,000,000 of revenue and $1,000,000 of operating profit during an earn-out period commencing on the closing date and ending on January 31, 2023. The earn-out payment, if any, will be paid at the Company’s option, in cash or shares of Company common stock priced at the 20 day volume-weighted average price of the Company’s common stock immediately prior to the payment date as reported on the Nasdaq Capital Market.

In connection with the closing of the Purchase Agreement, the Company entered into an Option Agreement (the “Option Agreement”) with the Seller pursuant which the Company has a three year option to purchase all of the assets or equity of Swivel Aman- FZCO, a United Arab Emirates Free Zone Company owned by Seller (“Swivel Aman”), for $1.00. At the closing, SSE entered into a Management Services Agreement (the “Management Agreement”) with Swivel Aman pursuant to which SSE will manage Swivel Aman in consideration of a management fee equal to 100% of the revenues of Swivel Aman minus all expenses of Swivel Aman. The Management Agreement has a term of three years and is subject to annual renewal for additional one-year terms.

The foregoing descriptions of the Purchase Agreement, Option Agreement, and Management Agreement are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the forms of the Option Agreement and Management Agreement which are filed as Exhibit 2.1 to the Current Report on Form 8-K of the Company dated February 2, 2022.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 1.01 describing the issuance of shares of Company common stock is incorporated herein by reference. The shares of common stock were issued in a private placement transaction pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), without general solicitation or advertising of any kind and without payment of placement agent or brokerage fees to any person.

Item 7.01. Regulation FD Disclosure

On March 9, 2022, the Company issued a press release concerning certain events relating to the foregoing. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits.

(d)         Exhibits. The following exhibits are filed or furnished herewith:

Exhibit Number                            Description

2.1*	Amendment No. 1 to Stock Purchase Agreement by and among BIO-key International, Inc., Alex Rocha and Swivel Secure Europe, SA.

2.2
Stock Purchase Agreement dated February 2, 2022, by and among BIO-key International, Inc., Alex Rocha, and Swivel Secure Europe, SA. (Previously filed as Exhibit 2.1 to the Current Report on Form 8-K of the Company dated February 2, 2022)

99.1	BIO-key International, Inc. press release dated March 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Schedules were omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: March 9, 2022
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer